Exhibit 2.62

EIGHTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

COLLECTABLE SPORTS ASSETS, LLC

THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE SPORTS ASSETS, LLC (the “Company”), dated effective as of January 26, 2021 (this “Amendment”), is made and entered into by the Members of the Company who have executed this Amendment.

RECITALS

WHEREAS, the Company is governed by that certain Amended and Restated Operating Agreement, dated as of July 7, 2020 (the “the Original Operating Agreement”), as amended by that certain First Amendment to Limited Liability Company Agreement dated as of August 31, 2020 (the “First Amendment”), as further amended by that certain Second Amendment to Limited Liability Company Agreement dated as of September 14, 2020 (the “Second Amendment”), as further amended by that certain Third Amendment to Limited Liability Company Agreement dated as of September 28, 2020 (the “Third Amendment”), as further amended by that certain Fourth Amendment to Limited Liability Company Agreement dated as of October 12, 2020 (the “Fourth Amendment”), as further amended by that certain Fifth Amendment to Limited Liability Company Agreement dated as of November 4, 2020 (the “Fifth Amendment”), as further amended by that certain Sixth Amendment to Limited Liability Company Agreement dated as of December 11, 2020 (the “Sixth Amendment”), as further amended by that certain Seventh Amendment to Limited Liability Company Agreement dated as of December 28, 2020 (the “Seventh Amendment”) and, together with the Original Operating Agreement, the “Existing Operating Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given them in the Existing Operating Agreement.

WHEREAS, the Company wishes to amend the Existing Operating Agreement to add twelve additional Series to be issued by the Company.

WHEREAS, pursuant to section 12.1, the Managing Member, without the consent of any Economic Member, may amend any of the terms of the Existing Operating Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Operating Agreement is hereby amended as follows:

Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 6

1.                  The Table of Contents to the Existing Operating Agreement is amended to add the following immediately below the references to the Exhibits:

“Exhibit 54 – Series Designation #TatisGoldRefractor9.5, a series of Collectable Sports Assets, LLC

Exhibit 55 – Series Designation #DurantExquisite, a series of Collectable Sports Assets, LLC

Exhibit 56 – Series Designation #DoncicBluePSA10, a series of Collectable Sports Assets, LLC

Exhibit 57 – Series Designation #Mays1960PSA9, a series of Collectable Sports Assets, LLC

Exhibit 58 – Series Designation #Clemente1955PSA8, a series of Collectable Sports Assets, LLC

Exhibit 59 – Series Designation #Aaron1954PSA8, a series of Collectable Sports Assets, LLC

Exhibit 60 – Series Designation #BradyPlayoffContendersBasket, a series of Collectable Sports Assets, LLC

Exhibit 61 – Series Designation #ClementeWhite&GrayBasket, a series of Collectable Sports Assets, LLC

Exhibit 62 – Series Designation #FrankRobinson1957PSA9Basket, a series of Collectable Sports Assets, LLC

Exhibit 63 – Series Designation #DWadeUltimate, a series of Collectable Sports Assets, LLC

Exhibit 64 – Series Designation #JeterFoilRCBasketBGS9.5, a series of Collectable Sports Assets, LLC

Exhibit 65 – Series Designation #1964KoufaxJersey, a series of Collectable Sports Assets, LLC

Exhibit 66 – Series Designation #Clemente68Jersey, a series of Collectable Sports Assets, LLC

Exhibit 67 – Series Designation #HallOfFameBaseball, a series of Collectable Sports Assets, LLC

Exhibit 68 – Series Designation #Aaron1954PSA8.5, a series of Collectable Sports Assets, LLC

Exhibit 69 – Series Designation #BettsGoldRefractor, a series of Collectable Sports Assets, LLC

Exhibit 70 – Series Designation #AcunaGold9.5, a series of Collectable Sports Assets, LLC

Exhibit 71 – Series Designation #JordanLeBronMeloTripleLogoMan, a series of Collectable Sports Assets, LLC

Exhibit 72 – Series Designation #1969ToppsBasketballSet, a series of Collectable Sports Assets, LLC

Exhibit 73 – Series Designation #GleyberTorresOrange9.5, a series of Collectable Sports Assets, LLC

Exhibit 74 – Series Designation #CobbVintageT206Photo, a series of Collectable Sports Assets, LLC

Exhibit 75 – Series Designation #Mays1951Photo, a series of Collectable Sports Assets, LLC

Exhibit 76 – Series Designation #RodgersPlayoffContendersGreen, a series of Collectable Sports Assets, LLC

Exhibit 77 – Series Designation #TraeYoungFlawlessBGS9, a series of Collectable Sports Assets, LLC

Exhibit 78 – Series Designation #Mays1959PSA9Basket, a series of Collectable Sports Assets, LLC

Exhibit 79 – Series Designation #YastrzemskiRC9Basket, a series of Collectable Sports Assets, LLC

Exhibit 80 – Series Designation #Koufax55PSA9, a series of Collectable Sports Assets, LLC

Exhibit 81 – Series Designation #MAYS1952PSA8, a series of Collectable Sports Assets, LLC

Exhibit 82 – Series Designation #MANTLE1960PSA9, a series of Collectable Sports Assets, LLC

Exhibit 83 – Series Designation #MONTANARCPSA10, a series of Collectable Sports Assets, LLC

Exhibit 84 – Series Designation #TigerSPAuthenticBGS9.5, a series of Collectable Sports Assets, LLC

Exhibit 85 – Series Designation #Mantle1956PSA8Basket, a series of Collectable Sports Assets, LLC

Exhibit 86 – Series Designation #MagicBirdDrJPSA8Basket, a series of Collectable Sports Assets, LLC”

Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 6

2.                  Section 15.11(a) of the Existing Operating Agreement is amended to change the references to each Series from roman numerals (i) through (lii) to Arabic numbers (1) through (52); to delete the “and” that appears at the end of current subsection (li) [(51) following the preceding amendment], replace the “.” that appears at the end of current subsection (lii) [(52) following the preceding amendment] with a “;”, and to add the following immediately below subsection (xlii) [(52) following the preceding amendment] thereof:

“(53) – Series Designation #TatisGoldRefractor9.5;

(54) – Series Designation #DurantExquisite;

(55) – Series Designation #DoncicBluePSA10;

(56) – Series Designation #Mays1960PSA9;

(57) – Series Designation #Clemente1955PSA8;

(58) – Series Designation #Aaron1954PSA8;

(59) – Series Designation #BradyPlayoffContendersBasket;

(60) – Series Designation #ClementeWhite&GrayBasket;

(61) – Series Designation #FrankRobinson1957PSA9Basket;

(62) – Series Designation #DWadeUltimate;

(63) – Series Designation #JeterFoilRCBasketBGS9.5;

(64) – Series Designation #1964KoufaxJersey;

(65) – Series Designation #Clemente68Jersey;

(66) – Series Designation #HallOfFameBaseball;

(67) – Series Designation #Aaron1954PSA8.5;

(68) – Series Designation #BettsGoldRefractor;

(69) – Series Designation #AcunaGold9.5;

(70) – Series Designation #JordanLeBronMeloTripleLogoMan;

(71) – Series Designation #1969ToppsBasketballSet;

(72) – Series Designation #GleyberTorresOrange9.5;

(73) – Series Designation #CobbVintageT206Photo;

(74) – Series Designation #Mays1951Photo;

(75) – Series Designation #RodgersPlayoffContendersGreen;

(76) – Series Designation #TraeYoungFlawlessBGS9;

(77) – Series Designation #Mays1959PSA9Basket;

(78) – Series Designation #YastrzemskiRC9Basket;

(79) – Series Designation #Koufax55PSA9;

(80) – Series Designation #MAYS1952PSA8;

(81) – Series Designation #MANTLE1960PSA9;

(82) – Series Designation #MONTANARCPSA10;

(83) – Series Designation #TigerSPAuthenticBGS9.5;

(84) – Series Designation #Mantle1956PSA8Basket; and

(85) – Series Designation #MagicBirdDrJPSA8Basket.”

Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 3 of 6

3.                  Section 15.11(b) of the Existing Operating Agreement is amended to change the reference from “Exhibits 1-52” to “Exhibits 1-84”.

4.                  Signature blocks for each of Series #TatisGoldRefractor9.5, #DurantExquisite, #DoncicBluePSA10, #Mays1960PSA9, #Clemente1955PSA8, #Aaron1954PSA8, #BradyPlayoffContendersBasket, #ClementeWhite&GrayBasket, #FrankRobinson1957PSA9Basket, #DWadeUltimate, #JeterFoilRCBasketBGS9.5, #1964KoufaxJersey, #Clemente68Jersey , #HallOfFameBaseball, #Aaron1954PSA8.5, #BettsGoldRefractor, #AcunaGold9.5, #JordanLeBronMeloTripleLogoMan, #1969ToppsBasketballSet, #GleyberTorresOrange, #CobbVintageT206Photo, #Mays1951Photo, #RodgersPlayoffContendersGreen, #TraeYoungFlawlessBGS9, #Mays1959PSA9Basket, #YastrzemskiRC9Basket, #Koufax55PSA9 , #Mays1952PSA8, #Mantle1960PSA9, #MontanaRCPSA10, #TigerSPAuthenticBGS9.5, #Mantle1956PSA8Basket and #MagicBirdDrJPSA8Basket shall be added to the signature page(s) of the Existing Operating Agreement.

5.                  Schedules I through XXXIII to this Amendment shall be added, respectively, as Exhibits 54 through 86 to the Existing Operating Agreement.

6.                  No Other Modification. Except as specifically modified herein, all terms and conditions of the Existing Operating Agreement remain unmodified and in full force and effect.

7.                  Headings. The section headings contained in this Amendment are for reference purposes only and will not affect in any way the meaning or interpretation of this Amendment.

8.                  Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

[Signatures on Next Page]

Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 6

Signature Pages
to
AMENDMENT NO. 8 TO Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

IN WITNESS WHEREOF, this Eighth Amendment to the Operating Agreement of COLLECTABLE SPORTS ASSETS, LLC is executed effective as of the date first written above.

MANAGING MEMBER OF

COLLECTABLE SPORTS ASSETS, LLC

CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

[Signatures Continue on Following Page]

Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 6

Signature Pages
to
AMENDMENT NO. 8 TO Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

MANAGING MEMBER OF THE FOLLOWING SERIES OF COLLECTABLE SPORTS ASSETS, llc:

#LEBRONULTIMATE

#TATISBOWMANBLACKLABEL

#GIANNISGOLDIMMACULATE

#TIGERSIFORKIDS

#ANDRETHEGIANT

#MARINOMANNINGFAVREJERSEYS

#GALESAYERSJERSEY

#DICKBUTKUSJERSEY

#2000PLAYOFFCONTENDERSWAX

#TEDWILLIAMS1939PLAYBALL

#TATUMFLAWLESS10

#LEBRONEMBLEMSOFENDORSEMENT

#COBBMINTE98

#UNITAS1965JERSEY

#CHAMBERLAINHSUNIFORM

#TROUTGLOVE

#55JACKIEROBINSONPSA10

#MOOKIEBETTSGLOVE

#LEBRONBLACKREFRACTOR

#GIANNISRPA

#BRADYROOKIE

#1986WAX

#SEAVER1971PSA10

#GRETZKYOPEECHEE1979

#ZIONRPABGS9

#BANKS1954PSA9

#KOUFAX1955PSA8.5

#MANTLE1952TOPPSPSA8

#JORDAN85NIKEBASKET

#JORDANROOKIEJERSEY

#TIGERPUTTER

#MAHOMESEMERALDRPABGS9

#EMMITTSMITHMVPBASKET

#EMMITTSMITH10KJERSEY

#LAMARJACKSONBASKET

#RUTHGEHRIGBALL

#CURRYBASKET

#LEBRONROOKIE

#KAWHIBASKET

#MANTLEMINT1953

#JORDANPSA10

#LUKAROOKIE

#MAHOMESROOKIE

#MAGICBIRDDRJ

#JACKIEROBINSONAUTOBAT

#ALIWBCBELT

#ALCINDORUCLAJACKET

#MANTLE1952BOWMANPSA8

#DURANTCHROMEREFRACTORPSA10

#GIANNISIMMACULATE

#BRADYREEBOKFLAWLESS

#18-19BASKETBALLGROWTHBASKET

#TatisGoldRefractor9.5

#DurantExquisite)

#DoncicBluePSA10

#Mays1960PSA9

#Clemente1955PSA8

#Aaron1954PSA8

#BradyPlayoffContendersBasket

#ClementeWhite&GrayBasket

#FrankRobinson1957PSA9Basket

#DWadeUltimate

#JeterFoilRCBasketBGS9.5

#1964KoufaxJersey

#Clemente68Jersey

#HallOfFameBaseball

#Aaron1954PSA8.5

#BettsGoldRefractor

#AcunaGold9.5

#JordanLeBronMeloTripleLogoMan

#1969ToppsBasketballSet

#GleyberTorresOrange

#CobbVintageT206Photo

#Mays1951Photo

#RodgersPlayoffContendersGreen

#TraeYoungFlawlessBGS9

#Mays1959PSA9Basket

#YastrzemskiRC9Basket

#Koufax55PSA9

#Mays1952PSA8

#Mantle1960PSA9

#MontanaRCPSA10

#TigerSPAuthenticBGS9.5

#Mantle1956PSA8Basket

# MagicBirdDrJPSA8Basket

By:	CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 6 of 6

Schedule I to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 54
Series Designation of #TATISGOLDREFRACTOR9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TATISGOLDREFRACTOR9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TATISGOLDREFRACTOR9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #TATISGOLDREFRACTOR9.5 until dissolution of #TATISGOLDREFRACTOR9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #TATISGOLDREFRACTOR9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TATISGOLDREFRACTOR9.5 through that certain Consignment Agreement dated as of December 30, 2020, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TATISGOLDREFRACTOR9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #TATISGOLDREFRACTOR9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $40,000.
Number of #TATISGOLDREFRACTOR9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TATISGOLDREFRACTOR9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TATISGOLDREFRACTOR9.5 sold at the Initial Offering of the #TATISGOLDREFRACTOR9.5 Interests (excluding the #TATISGOLDREFRACTOR9.5 Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 99

Other rights	Holders of #TATISGOLDREFRACTOR9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TATISGOLDREFRACTOR9.5 Interests.
Officers	There shall initially be no specific officers associated with #TATISGOLDREFRACTOR9.5, although, the Managing Member may appoint Officers of #TATISGOLDREFRACTOR9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.
●	A Fernando Tatis Red Refractor (#/5) 9.5 sold for $222,630 in 8/20 and $247,230 in 9/20.
●	Next to the Superfractor (#/1), Red (#/5) and Orange (#/25) Refractors the Gold (#/50) Is the most sought after variation of Tatis’ rookie card.
●	Graded a 9.5 with a 10 autograph by Beckett, this Gold Refractor (#/50) is a POP 32 with only 1 card receiving a BGS 10 out of 61 total submissions.
●	Cardladder tracks sales of this card rising from $5,800 in 9/19 to $18,000 in 11/20, a 210% growth over that time.

Notable Features:

●	The card features Fernando Tatis in a Chicago White Sox jersey, the team which originally drafted him. He was since traded to the San Diego Padres in a deal for James Shields in June of 2016.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TatisGoldRefractor9.5 going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 99

SERIES #TatisGoldRefractor9.5
Sport	Baseball
Professional League	MLB
Player	Fernando Tatis, Jr.
Team	Chicago White Sox (now Sam Diego Padres)
Year	2016
Memorabilia Type	Trading Cards
Manufacturer	Bowman
Number
Population Report	250
Subject	Fernando Tatis, Jr.
Authentication	BGS (0005609684)
Grade	BGS Gem Mint 9.5. Centering 10, Edges 9.5, Corners 9.5, Surface 9, Autograph 10

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 3 of 99

Schedule II to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 55
Series Designation of #DURANTEXQUISITE,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#DURANTEXQUISITE, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #DURANTEXQUISITE with effect from the effective date hereof and shall continue to act as the Managing Member of #DURANTEXQUISITE until dissolution of #DURANTEXQUISITE pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #DURANTEXQUISITE shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #DURANTEXQUISITE through that certain Consignment Agreement dated as of January 1, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #DURANTEXQUISITE from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #DURANTEXQUISITE Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.
Number of #DURANTEXQUISITE Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #DURANTEXQUISITE Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #DURANTEXQUISITE sold at the Initial Offering of the #DURANTEXQUISITE Interests (excluding the #DURANTEXQUISITE Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 99

Other rights	Holders of #DURANTEXQUISITE Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #DURANTEXQUISITE Interests.
Officers	There shall initially be no specific officers associated with #DURANTEXQUISITE, although, the Managing Member may appoint Officers of #DURANTEXQUISITE from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	Considered to be the most premier product of the basketball card world, Exquisite basketball features autographed rookie patch cards. Kevin Durant Rookie Cards have been referred to as “the grand prize of the series”
●	Graded a 9.5 with a 10 autograph by Beckett, this 2007 Exquisite Kevin Durant Limited Logo is a POP 3, with no cards receiving a higher grade out of 39 graded examples.
●	Probstein123 reported a 2007 Exquisite Kevin Durant Limited Logo 9.5 selling at auction for $22,322 in 1/20. Since 11/19 Kevin Durant Topps Chrome Base 9.5 (his most commonly traded card) have increased in value from $205 to $3,400 in 1/21, a 1,558% increase.

Notable Features:

●	The card features Kevin Durant in a Seattle Supersonics jersey, the team which originally drafted him.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DurantExquisitBGS9.5e going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 99

SERIES #DurantExquisite
Sport	Basketball
Professional League	NBA
Player	Kevin Durant
Team	Seattle Sonics
Year	2007-2008
Memorabilia Type	Trading Cards
Manufacturer	Upper Deck
Number	7
Numbered to	50
Subject	Kevin Durant
Authentication	BGS (0007422813)
Grade	BGS Gem Mint 9.5. Centering 9.5, Edges 9.5, Corners 9, Surface 9.5, Autograph 10

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 6 of 99

Schedule III to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 56

Series Designation of #DONCICBLUEPSA10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#DONCICBLUEPSA10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #DONCICBLUEPSA10 with effect from the effective date hereof and shall continue to act as the Managing Member of #DONCICBLUEPSA10 until dissolution of #DONCICBLUEPSA10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #DONCICBLUEPSA10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #DONCICBLUEPSA10 through that certain Consignment Agreement dated as of January 9, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #DONCICBLUEPSA10 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #DONCICBLUEPSA10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #DONCICBLUEPSA10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #DONCICBLUEPSA10 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #DONCICBLUEPSA10 sold at the Initial Offering of the #DONCICBLUEPSA10 Interests (excluding the #DONCICBLUEPSA10 Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 7 of 99

Other rights	Holders of #DONCICBLUEPSA10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #DONCICBLUEPSA10 Interests.
Officers	There shall initially be no specific officers associated with #DONCICBLUEPSA10, although, the Managing Member may appoint Officers of #DONCICBLUEPSA10 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	Panini Prizm Basketball has quickly become one of the most desired modern basketball rookie cards, surpassing the prices for many autographed rookie cards from other sets.
●	With multiple numbered color variations inserted into the set, this Blue Refractor represents one of the most sought after variations and is numbered out of 199.
●	This Luka Doncic Blue Refractor (#/199) is graded a PSA 10, one of 35 given that grade out of 81 graded examples.
●	Cardladder tracks sales of this card rising from $3,150 in 11/19 to $36,000 in 11/20, a 1,042% growth over that time.

Notable Features:

●	The card features Luka Doncic wearing his blue Mavericks jersey, perfectly matching the blue border, making this one of Luka’s most eye-catching and visually pleasing rookie cards.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DoncicBluePSA10 going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 8 of 99

SERIES #DoncicBluePSA10
Sport	Basketball
Professional League	NBA
Player	Luka Doncic
Team	Dallas Mavericks
Year	2018
Memorabilia Type	Trading Cards
Manufacturer	Panini
Number	#280
Numbered to	124/199
Subject	Luka Doncic
Authentication	PSA (44207534)
Grade	Gem Mint 10

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 9 of 99

Schedule IV to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 57

Series Designation of #MAYS1960PSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAYS1960PSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAYS1960PSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #MAYS1960PSA9 until dissolution of #MAYS1960PSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MAYS1960PSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAYS1960PSA9 through that certain Consignment Agreement dated as of January 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAYS1960PSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAYS1960PSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $25,000.
Number of #MAYS1960PSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAYS1960PSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAYS1960PSA9 sold at the Initial Offering of the #MAYS1960PSA9 Interests (excluding the #MAYS1960PSA9 Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 10 of 99

Other rights	Holders of #MAYS1960PSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAYS1960PSA9 Interests.
Officers	There shall initially be no specific officers associated with #MAYS1960PSA9, although, the Managing Member may appoint Officers of #MAYS1960PSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	Topps dominated the baseball card market in the 1960s as the most popular and desired cards, the 1960 Topps set was the final Topps Baseball set to feature a horizontal front design.
●	Featuring both a swinging action shot as well as a close-up portrait, this 1960 Willie Mays also features the famous alternating letter coloring along a thick blue border at the bottom of the card.
●	Graded a PSA 9, this 1960 Topps Willie Mays is one of 24 to have received that grade out of 4,235 graded examples with only 3 graded higher.
●	VCP Price Guide records sales of 1960 Topps Willie Mays PSA 9 as rising from $7,200 in 10/18 to $10,950 in 10/20, a 52% growth in that time.

Notable Features:

●	The 1960 Topps set was the final Topps Baseball set to feature a horizontal front design.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mays1960PSA9 going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 11 of 99

SERIES #Mays1960PSA9
Sport	Baseball
Professional League	MLB
Player	Willie Mays
Team	San Francisco Giants
Year	1960
Memorabilia Type	Trading Cards
Manufacturer	Topps
Number	#200
Population Report	24
Subject	Willie Mays
Authentication	PSA
Grade	9

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 12 of 99

Schedule V to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 58

Series Designation of #CLEMENTE1955PSA8,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CLEMENTE1955PSA8, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CLEMENTE1955PSA8 with effect from the effective date hereof and shall continue to act as the Managing Member of #CLEMENTE1955PSA8 until dissolution of #CLEMENTE1955PSA8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #CLEMENTE1955PSA8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CLEMENTE1955PSA8 through that certain Consignment Agreement dated as of January 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CLEMENTE1955PSA8 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #CLEMENTE1955PSA8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #CLEMENTE1955PSA8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CLEMENTE1955PSA8 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CLEMENTE1955PSA8 sold at the Initial Offering of the #CLEMENTE1955PSA8 Interests (excluding the #CLEMENTE1955PSA8 Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 13 of 99

Other rights	Holders of #CLEMENTE1955PSA8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CLEMENTE1955PSA8 Interests.
Officers	There shall initially be no specific officers associated with #CLEMENTE1955PSA8, although, the Managing Member may appoint Officers of #CLEMENTE1955PSA8 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	The 1955 Topps is undoubtedly the most sought after and valuable Clemente card, representing his rookie season with the Pittsburgh Pirates.
●	Widely considered to be Topps’ best overall production, the 1955 set features debut singles of not only Roberto Clemente but also Sandy Koufax and Harmon Killebrew.
●	According to PSA’s card guide, “one advantage the Clemente rookie has over the Koufax is its difficulty to find in a high grade, with the Clemente being clearly more elusive in a PSA 8 than the Koufax, with the price for those cards reflected in the marketplace”.
●	Graded a PSA 8, this 1955 Topps Roberto Clemente is one of 122 to have received that grade out of 4,308 graded examples with only 12 graded higher.
●	VCP Price Guide records sales of 1955 Topps Roberto Clemente PSA 8 as rising from $26,400 in 11/18 to $39,600 in 12/20, a 50% growth in that time.

Notable Features:

●	The 1955 Topps is Roberto Clemente’s debut rookie card

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Clemente1955PSA8 going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 14 of 99

SERIES #Clemente1955PSA8
Sport	Baseball
Professional League	MLB
Player	Roberto Clemente
Team	Pittsburgh Pirates
Year	1955
Memorabilia Type	Trading Cards
Manufacturer	Topps
Number	164
Population Report	122
Subject	Roberto Clemente
Authentication	PSA
Grade	8

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 15 of 99

Schedule VI to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited

Liability Company Agreement

Exhibit 59

Series Designation of #AARON1954PSA8,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#AARON1954PSA8, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #AARON1954PSA8 with effect from the effective date hereof and shall continue to act as the Managing Member of #AARON1954PSA8 until dissolution of #AARON1954PSA8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #AARON1954PSA8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #AARON1954PSA8 through that certain Consignment Agreement dated as of January 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #AARON1954PSA8 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #AARON1954PSA8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #AARON1954PSA8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #AARON1954PSA8 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #AARON1954PSA8 sold at the Initial Offering of the #AARON1954PSA8 Interests (excluding the #AARON1954PSA8 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #AARON1954PSA8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #AARON1954PSA8 Interests.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 16 of 99

Officers	There shall initially be no specific officers associated with #AARON1954PSA8, although, the Managing Member may appoint Officers of #AARON1954PSA8 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	The 1954 Topps is undoubtedly the most sought after and valuable Henry Aaron card, representing his rookie season with the Milwaukee Braves.
●	While the 1954 Topps set features numerous other stars and rookies like fellow Hall of Famers Ernie Banks and Al Kaline, the Henry Aaron rookie is the key card in the set.
●	Notoriously difficult to grade due to poor centering, print defects in the vivid orange background, and chipping issues along the edges on the green backside of the card are common problems throughout the set.
●	Graded a PSA 8, this 1954 Topps Henry Aaron is one of 193 to have received that grade out of 4,433 graded examples with only 27 graded higher.
●	VCP Price Guide records sales of 1954 Topps Henry Aaron PSA 8 as rising from $19,000 in 9/18 to $38,400 in 12/20, a 102% growth in that time.

Notable Features:

●	The 1954 Topps is Henry Aaron’s debut rookie card.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Aaron1954PSA8 going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 17 of 99

SERIES #Aaron1954PSA8
Sport	Baseball
Professional League	MLB
Player	Henry “Hank” Aaron
Team	Milwaukee Braves
Year	1954
Memorabilia Type	Trading Cards
Manufacturer	Topps
Number	128
Population Report	193
Subject	Henry “Hank” Aaron
Authentication	PSA
Grade	8

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 18 of 99

Schedule VII to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited

Liability Company Agreement

Exhibit 60

Series Designation of #BRADYPLAYOFFCONTENDERSBASKET,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BRADYPLAYOFFCONTENDERSBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BRADYPLAYOFFCONTENDERSBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #BRADYPLAYOFFCONTENDERSBASKET until dissolution of #BRADYPLAYOFFCONTENDERSBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #BRADYPLAYOFFCONTENDERSBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BRADYPLAYOFFCONTENDERSBASKET through that certain Consignment Agreement dated as of January 10, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BRADYPLAYOFFCONTENDERSBASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #BRADYPLAYOFFCONTENDERSBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $110,000.
Number of #BRADYPLAYOFFCONTENDERSBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BRADYPLAYOFFCONTENDERSBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 19 of 99

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BRADYPLAYOFFCONTENDERSBASKET sold at the Initial Offering of the #BRADYPLAYOFFCONTENDERSBASKET Interests (excluding the #BRADYPLAYOFFCONTENDERSBASKET Interests acquired by any Person other than Investor Members).
Other rights	Holders of #BRADYPLAYOFFCONTENDERSBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BRADYPLAYOFFCONTENDERSBASKET Interests.
Officers	There shall initially be no specific officers associated with #BRADYPLAYOFFCONTENDERSBASKET, although, the Managing Member may appoint Officers of #BRADYPLAYOFFCONTENDERSBASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	The 2000 Playoff Contenders is without debate the top rookie card for Tom Brady, and therefore one of the most sought after and desired cards in all of modern football, featuring an action shot of Brady throwing.
●	Notoriously difficult to grade due to autograph issues, paper card stock and dark rear edges, chipping issues are prevalent throughout.
●	Graded BGS 9s with autograph grades of 10, these 2000 Playoff Contender Tom Brady’s are one of 247 to have received that grade out of 654 graded examples with only 15 graded higher.
●	CardLadder records sales of a 2000 Playoff Contenders Tom Brady BGS 9 as rising from $9,600 in 12/18 to $41,236 in 12/20, a 330% growth in that time.

Notable Features:

●	The 2000 Playoff Contenders is Tom Brady’s debut rookie card .

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BradyPlayoffContendersBasket going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 20 of 99

SERIES #BradyPlayoffContendersBasket
Sport	Football
Professional League	NFL
Player	Tom Brady
Team	New England Patriots
Year	2000
Memorabilia Type	Trading Cards
Manufacturer	Playoff Contenders
Number	144
Autograph Grade	10 & 10
Subject	Tom Brady
Authentication	BGS 0005414869 & 0007901493
Grade	9 Mint 9 Mint. 9.5, 8.5, 9, 9.5 | 9 Mint. 9.5, 8.5,9, 9

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 21 of 99

Schedule VIII to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited

Liability Company Agreement

Exhibit 61

Series Designation of #CLEMENTEWHITE&GRAYBASKET,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CLEMENTEWHITE&GRAYBASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CLEMENTEWHITE&GRAYBASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #CLEMENTEWHITE&GRAYBASKET until dissolution of #CLEMENTEWHITE&GRAYBASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #CLEMENTEWHITE&GRAYBASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CLEMENTEWHITE&GRAYBASKET through that certain Consignment Agreement dated as of January 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CLEMENTEWHITE&GRAYBASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #CLEMENTEWHITE&GRAYBASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #CLEMENTEWHITE&GRAYBASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CLEMENTEWHITE&GRAYBASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CLEMENTEWHITE&GRAYBASKET sold at the Initial Offering of the #CLEMENTEWHITE&GRAYBASKET Interests (excluding the #CLEMENTEWHITE&GRAYBASKET Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 22 of 99

Other rights	Holders of #CLEMENTEWHITE&GRAYBASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CLEMENTEWHITE&GRAYBASKET Interests.
Officers	There shall initially be no specific officers associated with #CLEMENTEWHITE&GRAYBASKET, although, the Managing Member may appoint Officers of #CLEMENTEWHITE&GRAYBASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	The 1956 Topps Baseball set was packed with talent from the mid 50s including Ted Williams, Ernie Banks, Hank Aaron, Roberto Clemente, Sandy Koufax, Willie Mays, Mickey Mantle, Bob Feller and Whitey Ford. It also marked the return of Mantle, Feller and Ford to the Topps set, as all had been fulfilling earlier baseball card contracts with other companies.
●	Cards #1-180 in this set can be found with either White or Gray cardboard backs, with collectors leaning towards gray backs for cards 1-100 and white backs for cards 101-180 according to PSA.
●	Graded PSA 9, the 1956 Topps Clemente White Back is one of 17 to have received that grade out of 3,917 examples, with NONE graded higher.
●	VCP Price Guide records sales of 1956 Topps Roberto Clemente White Back PSA 9 as rising from $15,200 in 9/17 to $22,840 in 9/20, a 50% growth in that time.
●	Graded PSA 9, the 1956 Topps Clemente Gray Back is one of 8 to have received that grade out of 1,261 examples, with ONE graded higher.
●	VCP Price Guide records sales of 1956 Topps Roberto Clemente Gray Back PSA 9 as rising from $14,534 in 8/16 to $25,200 in 12/20, a 73% growth in that time

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ClementeWhite&GrayBasket going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 23 of 99

SERIES #ClementeWhite&GrayBasket
Sport	Baseball
Professional League	MLB
Player	Roberto Clemente
Team	Pittsburgh Pirates
Year	1956
Memorabilia Type	Trading Cards
Manufacturer	Topps
Number	33
Qyantity	1 Gray & 1 White
Subject	Roberto Clemente
Authentication	PSA
Grade	9

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 24 of 99

Schedule IX to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited

Liability Company Agreement

Exhibit 62

Series Designation of #FRANKROBINSON1957PSA9BASKET,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#FRANKROBINSON1957PSA9BASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #FRANKROBINSON1957PSA9BASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #FRANKROBINSON1957PSA9BASKET until dissolution of #FRANKROBINSON1957PSA9BASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #FRANKROBINSON1957PSA9BASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #FRANKROBINSON1957PSA9BASKET through that certain Consignment Agreements dated as of January 15, 2021 and January 26, 2021, as they may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #FRANKROBINSON1957PSA9BASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #FRANKROBINSON1957PSA9BASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #FRANKROBINSON1957PSA9BASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #FRANKROBINSON1957PSA9BASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #FRANKROBINSON1957PSA9BASKET sold at the Initial Offering of the #FRANKROBINSON1957PSA9BASKET Interests (excluding the #FRANKROBINSON1957PSA9BASKET Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 25 of 99

Other rights	Holders of #FRANKROBINSON1957PSA9BASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #FRANKROBINSON1957PSA9BASKET Interests.
Officers	There shall initially be no specific officers associated with #FRANKROBINSON1957PSA9BASKET, although, the Managing Member may appoint Officers of #FRANKROBINSON1957PSA9BASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	The 1957 Topps is the most sought after rookie card for Frank Robinson, with the rest of the set containing such notable rookies as Don Drysdale, Bill Mazeroski, Brooks Robinson and Jim Bunning.

●	Notoriously difficult to grade due to print defects on the background and centering issues.

●	Graded PSA 9, this 1957 Topps Frank Robinson is one of 26 to have received that grade out of 4,385 graded examples with NONE graded higher.

●	VCP Price Guide records sales of a 1957 Topps Frank Robinson PSA 9 as rising from $16,800 in 11/18 to $27,500 in 11/20, a 64% growth in that time.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #FrankRobinson1957PSA9Basket going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 26 of 99

Series #FRANKROBINSON1957PSA9BASKET
Sport	Baseball
Professional League	MLB
Player	Frank Robinson
Team	Cincinnati RedLegs
Year	1957
Memorabilia Type	Trading Cards (2x)
Manufacturer	Topps
Number	35
Population Report	26
Subject	Frank Robinson
Authentication	PSA
Grade	9

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 27 of 99

Schedule X to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited

Liability Company Agreement

Exhibit 63

Series Designation of #DWADEULTIMATE,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#DWADEULTIMATE, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #DWADEULTIMATE with effect from the effective date hereof and shall continue to act as the Managing Member of #DWADEULTIMATE until dissolution of #DWADEULTIMATE pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #DWADEULTIMATE shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #DWADEULTIMATE through that certain Consignment Agreement dated as of January 3, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #DWADEULTIMATE from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #DWADEULTIMATE Interests the Company can issue may not exceed the purchase price, in the aggregate, of $60,000.
Number of #DWADEULTIMATE Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #DWADEULTIMATE Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #DWADEULTIMATE sold at the Initial Offering of the #DWADEULTIMATE Interests (excluding the #DWADEULTIMATE Interests acquired by any Person other than Investor Members).
Other rights	Holders of #DWADEULTIMATE Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #DWADEULTIMATE Interests.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 28 of 99

Officers	There shall initially be no specific officers associated with #DWADEULTIMATE, although, the Managing Member may appoint Officers of #DWADEULTIMATE from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	2003-04 Ultimate Collection Basketball is widely known as one of the most distinguished products produced by Upper Deck, and the rookie autograph set is highly collectible.

●	The 2003 Ultimate Collection Dwyane Wade Rookie Autograph is among the holy grails of one of the most explosive basketball players of all time.

●	The card has earned the most pristine and desirable grade awarded: BGS Pristine 10 Black Label. Centering 10, Edges 10, Corners 10, Surface 10, Autograph 10. The perfect run of pristine subgrades qualifies the card for the prestigious black label recognition.

●	This super-premium rookie card is a near impossible grade, with only 3 receiving a BGS 10 black label assessment out of the 255 graded examples.

●	This 03-04 Ultimate Wade BGS 10 most recently sold at Goldin Auction in 8/20 for $24,000. Since 8/20 CardLadder tracks sales of 03-04 Ultimate Wade in a BGS 9.5 as rising from an average of $5,255 to $6,379 (a 21% increase over that time)

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DWadeUltimate going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 29 of 99

SERIES #DWadeUltimate
Sport	Basketball
Professional League	NBA
Player	Dwayne Wade
Team	Miami Heat
Year	2003-2004
Memorabilia Type	Trading Cards
Manufacturer	Upper Deck
Number	131
Population Report	3
Subject	Dwayne Wade
Authentication	BGS
Grade	Pristine 10 Black Label. Centering 10, Edges 10, Corners 10, Surface 10, Autograph 10.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 30 of 99

Schedule XI to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited

Liability Company Agreement

Exhibit 64

Series Designation of #JETERFOILRCBASKETBGS9.5,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JETERFOILRCBASKETBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JETERFOILRCBASKETBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #JETERFOILRCBASKETBGS9.5 until dissolution of #JETERFOILRCBASKETBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JETERFOILRCBASKETBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JETERFOILRCBASKETBGS9.5 through that certain Consignment Agreement dated as of January 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JETERFOILRCBASKETBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JETERFOILRCBASKETBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $110,000.
Number of #JETERFOILRCBASKETBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JETERFOILRCBASKETBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JETERFOILRCBASKETBGS9.5 sold at the Initial Offering of the #JETERFOILRCBASKETBGS9.5 Interests (excluding the #JETERFOILRCBASKETBGS9.5 Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 31 of 99

Other rights	Holders of #JETERFOILRCBASKETBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JETERFOILRCBASKETBGS9.5 Interests.
Officers	There shall initially be no specific officers associated with #JETERFOILRCBASKETBGS9.5, although, the Managing Member may appoint Officers of #JETERFOILRCBASKETBGS9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	The 1993 SP Foil Derek Jeter is one of the most sought after, and visually appealing rookie cards for the legendary Yankee shortstop.

●	According to PSA, “This is one of the toughest modern-era rookie cards to find in Mint condition...This card is clearly Jeter's most appealing rookie issue with one major condition obstacle: The dark edges, coupled with the foil coating, give this issue problems, with many of these rookie cards exhibiting wear from the moment they are removed from a pack.”

●	Graded BGS 9.5, these 1993 SP Foil Derek Jeters are three of 270 to have received that grade out of 16,500 graded examples with NONE graded higher.

●	Another record high for this card was set in 2021 when it sold twice for an average price of $20,097.

Notable Features:

●	Widely considered Derek Jeter’s most visually appealing rookie card, it features an image Yankee fans are surely familiar with of Jeter in his famous pinstripes completing a pitch to 2nd base to start a double play.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JeterFoilRCBasketBGS9.5 going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 32 of 99

SERIES #JeterFoilRCBasketBGS9.5
Sport	Baseball
Professional League	MLB
Player	Derek Jeter
Team	New York Yankees
Year	1993
Memorabilia Type	Trading Cards
Manufacturer	Upper Deck
Number	279
Quantity	3
Subject	Derek Jeter
Authentication	BGS
Grade	9.5

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 33 of 99

Schedule XII to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 65

Series Designation of #1964KOUFAXJERSEY,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#1964KOUFAXJERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #1964KOUFAXJERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #1964KOUFAXJERSEY until dissolution of #1964KOUFAXJERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #1964KOUFAXJERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #1964KOUFAXJERSEY through that certain Consignment Agreement dated as of January 9, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #1964KOUFAXJERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #1964KOUFAXJERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $500,000.
Number of #1964KOUFAXJERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #1964KOUFAXJERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #1964KOUFAXJERSEY sold at the Initial Offering of the #1964KOUFAXJERSEY Interests (excluding the #1964KOUFAXJERSEY Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 34 of 99

Other rights	Holders of #1964KOUFAXJERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #1964KOUFAXJERSEY Interests.
Officers	There shall initially be no specific officers associated with #1964KOUFAXJERSEY, although, the Managing Member may appoint Officers of #1964KOUFAXJERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

●	Presented is a 1964 Rawlings Los Angeles Dodgers uniform worn by Sandy Koufax, as well as a letter from head of the Platt Investment Group and founder of Sports Immortals Joel Platt stating he received the jersey from the Los Angeles Dodgers equipment manager.

●	The seven-button, gray flannel, short sleeve jersey is a size 44. The front features “Los Angeles” in team script in blue, with an angled underline. The player’s number, 32, is on the front left in red felt, and centered on the back in blue felt.

●	The red label Rawlings size 44 manufacturer tag is on the front left tail. Directly underneath, “Koufax 64” is hand chain stitched in the Rawlings factory stitcher’s handwriting. On the inside front tail of the jersey is a washing instruction with a manufacture tag and a “Set | 1964” flag tag.

●	The jersey shows signs of wear and tear, consistent with what one would expect from a pitcher. There are no signs of repairs or alterations.

●	The jersey was authenticated for usage by Sports Immortals in 2020.

Notable Features:

●	The jersey’s authenticator notes that it was commonplace for teams to send the prior season’s jerseys to the spring training facility to wear before the start of the regular season.

●	In 2014, SCP Auctions and Heritage Auctions sold 1965 Koufax jerseys with no photo match for, respectively, $268,664, and $262,900.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #1964KoufaxJersey going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 35 of 99

1

SERIES #1964KoufaxJersey
Sport	Baseball
Professional League	MLB
Player	Sandy Koufax
Team	Los Angeles Dodgers
Year	1964-65
Memorabilia Type	Game Used Jersey
Population Report	1
Subject	Sandy Koufax
Authentication	Sports Investors Authentication

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 36 of 99

Schedule XIII to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 66

Series Designation of #CLEMENTE68JERSEY,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#CLEMENTE68JERSEY, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #CLEMENTE68JERSEY with effect from the effective date hereof and shall continue to act as the Managing Member of #CLEMENTE68JERSEY until dissolution of #CLEMENTE68JERSEY pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #CLEMENTE68JERSEY shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #CLEMENTE68JERSEY through that certain Consignment Agreement dated as of January 9, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #CLEMENTE68JERSEY from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #CLEMENTE68JERSEY Interests the Company can issue may not exceed the purchase price, in the aggregate, of $350,000.
Number of #CLEMENTE68JERSEY Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #CLEMENTE68JERSEY Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #CLEMENTE68JERSEY sold at the Initial Offering of the #CLEMENTE68JERSEY Interests (excluding the #CLEMENTE68JERSEY Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 37 of 99

Other rights	Holders of #CLEMENTE68JERSEY Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #CLEMENTE68JERSEY Interests.
Officers	There shall initially be no specific officers associated with #CLEMENTE68JERSEY, although, the Managing Member may appoint Officers of #CLEMENTE68JERSEY from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

●	Presented is a Pittsburgh Pirates jersey worn by Roberto Clemente during the 1968 Major League Baseball season. An autograph and inscription from Clemente are on the front right side.

●	The jersey was gifted to Joel Platt, owner of the Platt Investment Group and founder of Sports Immortals, by Pirates Vice President Joe O’Toole.

●	The front of the size 42, seven-button, gray flannel, short sleeve jersey features “Pirates” in black team script, radially arched and outlined in gold felt.The player number “21” is on the front left panel and centered on the back, both in gold felt with a black outline. The shoulders and collar are trimmed with three-color gold-black-gold trim.

●	A Spalding size 42 manufacturer tag, in the proper style for 1968, is stitched to the jersey’s front left tail. Directly underneath, “Clemente” is stitched in Spalding factory stitcher’s handwriting. Underneath that is a manufacturer washing instruction tag with a Set | 1968 flag tag.

●	A light table examination shows that all stitching is original without signs of team number changes or repairs. It is clear the jersey has been worn and washed many times; the jersey has a consistent level of loose threads.

●	Sports Investors Authentication conclusively photo matched the jersey to have been worn by Clemente on April 26 and 27, 1968.

Notable Features:

●	It is believed that this is only one of two autographed game worn Clemente jerseys.

●	In 2017, Hunt Auctions sold a non-photo matched Clemente road jersey for $199,750.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Clemente68Jersey going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 38 of 99

SERIES#Clemente68Jersey
Sport	Baseball
Professional League	MLB
Player	Roberto Clemente
Team	Pittsburgh Pirates
Year	1968
Memorabilia Type	Game Used Autographed Memorabilia
Manufacturer	Spalding
Subject	Roberto Clemente
Photo Mach Authentication	Sports Investors Authentication
Autograph Authentication	JSA

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 39 of 99

Schedule XIV to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 67

Series Designation of #HALLOFFAMEBASEBALL,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#HALLOFFAMEBASEBALL, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #HALLOFFAMEBASEBALL with effect from the effective date hereof and shall continue to act as the Managing Member of #HALLOFFAMEBASEBALL until dissolution of #HALLOFFAMEBASEBALL pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #HALLOFFAMEBASEBALL shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #HALLOFFAMEBASEBALL through that certain Consignment Agreement dated as of January 9, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #HALLOFFAMEBASEBALL from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #HALLOFFAMEBASEBALL Interests the Company can issue may not exceed the purchase price, in the aggregate, of $325,000.
Number of #HALLOFFAMEBASEBALL Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #HALLOFFAMEBASEBALL Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #HALLOFFAMEBASEBALL sold at the Initial Offering of the #HALLOFFAMEBASEBALL Interests (excluding the #HALLOFFAMEBASEBALL Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 40 of 99

2

Other rights	Holders of #HALLOFFAMEBASEBALL Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #HALLOFFAMEBASEBALL Interests.
Officers	There shall initially be no specific officers associated with #HALLOFFAMEBASEBALL, although, the Managing Member may appoint Officers of #HALLOFFAMEBASEBALL from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

●	Presented is an official American League baseball signed by 11 of 12 original inductees to the Baseball Hall of Fame: Grover Cleveland Alexander, Ty Cobb, Eddie Collins, Nap Lajoie, Walter Johnson, Connie Mack, Babe Ruth, George Sisler, Tris Speaker, Honus Wagner, and Cy Young.

●	The ball was purchased from sports memorabilia pioneer Harry Evans by Joel Platt, owner of the Platt Investment Group and founder of Sports Immortals.

●	All signatures were done in black with a steel-tip fountain pen, and the ball is inscribed with MLB President William Harridge’s name.

●	The signatures are positioned as such: “Sweet Spot” - Ruth. Panel 1 - Collins, Wagner, and Mack. Panel 2 - Speaker, Johnson, and Alexander. Panel 3 - Cobb, Young, and Lajoie. Panel 4 - Sisler.

●	All signatures were authenticated in 2020 by James Spence Authentication (JSA).

Notable Features:

●	In 2018, SCP Auctions sold a similar ball for $623,369, and in 2019, Lelands sold one for $236,389.

●	Lou Gehrig was the only original HOF inductee unable to sign the ball. The ailing New York Yankees great was at a doctor’s appointment.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MLBHOFBall going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 41 of 99

SERIES #HallOfFameBaseball
Sport	Baseball
Professional League	MLB
Player	11 of 12 Original HOF Class Members (Grover Cleveland Alexander, Ty Cobb, Eddie Collins, Nap Lajoie, Walter Johnson, Connie Mack, Babe Ruth, George Sisler, Tris Speaker, Honus Wagner, and Cy Young)
Team	Mixed
Year	1939
Memorabilia Type	Autographed Baseball
Subject	Grover Cleveland Alexander, Ty Cobb, Eddie Collins, Nap Lajoie, Walter Johnson, Connie Mack, Babe Ruth, George Sisler, Tris Speaker, Honus Wagner, and Cy Young.
Authentication	James Spence Authentication (JSA)

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 42 of 99

3

Schedule XV to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated

Limited Liability Company Agreement

Exhibit 68

Series Designation of #AARON1954PSA8.5,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#AARON1954PSA8.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	January 26, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #AARON1954PSA8.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #AARON1954PSA8.5 until dissolution of #AARON1954PSA8.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #AARON1954PSA8.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #AARON1954PSA8.5 through that certain Consignment Agreement dated as of January 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #AARON1954PSA8.5 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #AARON1954PSA8.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $130,000.

Number of #AARON1954PSA8.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #AARON1954PSA8.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #AARON1954PSA8.5 sold at the Initial Offering of the #AARON1954PSA8.5 Interests (excluding the #AARON1954PSA8.5 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #AARON1954PSA8.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #AARON1954PSA8.5 Interests.

Officers	There shall initially be no specific officers associated with #AARON1954PSA8.5, although, the Managing Member may appoint Officers of #AARON1954PSA8.5 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 43 of 99

Schedule 1

Asset Description

Overview and authentication:

●	The 1954 Topps is undoubtedly the most sought after and valuable Henry Aaron card, representing his rookie season with the Milwaukee Braves.
●	While the 1954 Topps set features numerous other stars and rookies like fellow Hall of Famers Ernie Banks and Al Kaline, the Henry Aaron rookie is the key card in the set.
●	Notoriously difficult to grade due to poor centering, print defects in the vivid orange background, and chipping issues along the edges on the green backside of the card are common problems throughout the set.
●	Graded a PSA 8.5, this 1954 Topps Henry Aaron is one of 7 to have received that grade out of 5,175 graded examples with only 27 graded higher.
●	As there are only 7 with this specific grade there are not many historic recorded sales. VCP Price Guide records the most recent sale of a 1954 Topps Henry Aaron PSA 8.5 as $66,000 in 2/20.

Notable Features:

●	The 1954 Topps is Henry Aaron’s debut rookie card.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Aaron1954PSA8.5 going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 44 of 99

SERIES Aaron1954PSA8.5
Sport	Baseball
Professional League	MLB
Player	Henry Aaron
Team	Milwaukee Braves
Year	1954
Memorabilia Type	Trading Cards
Manufacturer	Topps
Population Report	7
Subject	Henry Aaron
Authentication	PSA
Grade	8.5

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 45 of 99

Schedule XVI to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited

Liability Company Agreement

Exhibit 69

Series Designation of #BETTSGOLDREFRACTOR,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BETTSGOLDREFRACTOR, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	January 26, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BETTSGOLDREFRACTOR with effect from the effective date hereof and shall continue to act as the Managing Member of #BETTSGOLDREFRACTOR until dissolution of #BETTSGOLDREFRACTOR pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #BETTSGOLDREFRACTOR shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BETTSGOLDREFRACTOR through that certain Consignment Agreement dated as of January 8, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BETTSGOLDREFRACTOR from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #BETTSGOLDREFRACTOR Interests the Company can issue may not exceed the purchase price, in the aggregate, of $30,000.

Number of #BETTSGOLDREFRACTOR Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BETTSGOLDREFRACTOR Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BETTSGOLDREFRACTOR sold at the Initial Offering of the #BETTSGOLDREFRACTOR Interests (excluding the #BETTSGOLDREFRACTOR Interests acquired by any Person other than Investor Members).

Other rights	Holders of #BETTSGOLDREFRACTOR Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BETTSGOLDREFRACTOR Interests.

Officers	There shall initially be no specific officers associated with #BETTSGOLDREFRACTOR, although, the Managing Member may appoint Officers of #BETTSGOLDREFRACTOR from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 46 of 99

Schedule 1

Asset Description

Overview and authentication:

●	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.
●	Next to the Superfractor (#/1), Red (#/5) and Orange (#/25) Refractors the Gold (#/50) Is the most sought after variation of Betts’ rookie card.
●	A Mookie Betts Orange Wave Refractor, graded a BGS 8.5, sold for $26,400 at Goldin Auctions.
●	Graded a True Gem 9.5 ( with a 10 autograph by Beckett, this Gold Refractor (#/50) is a POP 41 with only 3 cards receiving a BGS 10 out of 62 total submissions.
●	WorthPoint tracks sales of this card rising from $8,900 in 6/18 to $10,000 in 7/19, a 12% growth over that time. From 7/19 to 1/21 Mookie Betts Base Auto Bowman in a 9.5 grade have risen from $510 to $1,488, a 191% increase

Notable Features:

●	The card features Mookie Betts in a Boston Red Sox jersey, the team which he made his debut with. He was since traded to the Los Angeles Dodgers in February 2020.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BettsGoldRefractor going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 47 of 99

SERIES #BettsGoldRefractor
Sport	Baseball
Professional League	MLB
Player	Mookie Betts
Team	Boston Red Sox (Now Los Angeles Dodgers)
Year	2014
Memorabilia Type	Trading Cards
Manufacturer	Bowman
Population Report	41
Subject	Mookie Betts
Authentication	BGS 9.5 (0008237947)
Grade	BGS Gem Mint 9.5. Centering 9.5, Edges 9.5, Corners 9.5, Surface 9.5, Autograph 10

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 48 of 99

Schedule XVII to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited

Liability Company Agreement

Exhibit 70

Series Designation of #ACUNAGOLD9.5,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#ACUNAGOLD9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	January 26, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #ACUNAGOLD9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #ACUNAGOLD9.5 until dissolution of #ACUNAGOLD9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #ACUNAGOLD9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #ACUNAGOLD9.5 through that certain Consignment Agreement dated as of January 15, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #ACUNAGOLD9.5 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #ACUNAGOLD9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $35,000.

Number of #ACUNAGOLD9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #ACUNAGOLD9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #ACUNAGOLD9.5 sold at the Initial Offering of the #ACUNAGOLD9.5 Interests (excluding the #ACUNAGOLD9.5 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #ACUNAGOLD9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #ACUNAGOLD9.5 Interests.

Officers	There shall initially be no specific officers associated with #ACUNAGOLD9.5, although, the Managing Member may appoint Officers of #ACUNAGOLD9.5 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 49 of 99

Schedule 1

Asset Description

Overview and authentication:

●	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.
●	Next to the Superfractor (#/1), Red (#/5), and Orange (#/25), the Gold Refractor (#/50) is the most sought after variation of Ronald Acuna’s rookie card.
●	Graded a 9.5 with a 10 autograph by Beckett, this Gold Refractor (#/50) is a POP 34 with 8 cards receiving a BGS 10 out of 45 total submissions.
●	A Red (#/5) Ronald Acuna Bowman BGS 9.5 sold for $236,160 in 9/20.
●	WorthPoint tracks the average of the 3 most recent sales of Ronald Acuna Gold Bowman graded 9.5 (9-10/20) as $16,433. From 10/20-1/21 CardLadder tracks Ronald Acuna Base Bowman graded 9.5 as rising from an average of $1,900 to $2,400 (a 26% increase over that time).

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #AcunaGold9.5 going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 50 of 99

SERIES #AcunaGold9.5
Sport	Baseball
Professional League	MLB
Player	Ronald Acuna
Team	Atlanta Braves
Year	2017
Memorabilia Type	Trading Cards
Manufacturer	Bowman
Population Report	34
Subject	Ronald Acuna
Authentication	BGS (0011917087)
Grade	BGS Gem Mint 9.5. Centering 9, Edges 9.5, Corners 9.5, Surface 9.5, Autograph 10

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 51 of 99

Schedule XVIII to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited

Liability Company Agreement

Exhibit 71

Series Designation of #JORDANLEBRONMELOTRIPLELOGOMAN,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JORDANLEBRONMELOTRIPLELOGOMAN, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	January 26, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JORDANLEBRONMELOTRIPLELOGOMAN with effect from the effective date hereof and shall continue to act as the Managing Member of #JORDANLEBRONMELOTRIPLELOGOMAN until dissolution of #JORDANLEBRONMELOTRIPLELOGOMAN pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #JORDANLEBRONMELOTRIPLELOGOMAN shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JORDANLEBRONMELOTRIPLELOGOMAN through that certain Consignment Agreement dated as of January 14, 2021●, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JORDANLEBRONMELOTRIPLELOGOMAN from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #JORDANLEBRONMELOTRIPLELOGOMAN Interests the Company can issue may not exceed the purchase price, in the aggregate, of $1,500,000.

Number of #JORDANLEBRONMELOTRIPLELOGOMAN Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JORDANLEBRONMELOTRIPLELOGOMAN Interests (including in excess of 10%), in its sole discretion, through the Offering.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 52 of 99

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JORDANLEBRONMELOTRIPLELOGOMAN sold at the Initial Offering of the #JORDANLEBRONMELOTRIPLELOGOMAN Interests (excluding the #JORDANLEBRONMELOTRIPLELOGOMAN Interests acquired by any Person other than Investor Members).

Other rights	Holders of #JORDANLEBRONMELOTRIPLELOGOMAN Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JORDANLEBRONMELOTRIPLELOGOMAN Interests.

Officers	There shall initially be no specific officers associated with #JORDANLEBRONMELOTRIPLELOGOMAN, although, the Managing Member may appoint Officers of #JORDANLEBRONMELOTRIPLELOGOMAN from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	The 2004-05 NBA All Star Pass Triple Logoman 1/1 - Lebron James, Michael Jordan, Carmelo Anthony
●	One of 10 triple logoman that exist from 2004, the first year Exquisite made the triple logoman
●	One of the two triple logoman from 2004 that include Lebron James and Michael Jordan together. The other being Lebron James, Michael Jordan and Kobe Bryant
●	One of only two 2004 triple logoman graded by BGS at this time, with the highest grade of BGS 9 Mint.
●	One of nine exquisite logoman made with Michael Jordan and Lebron James together. Of these 9, 3 are duals with Lebron James and Michael Jordan (03, 04,07) and 4 are triples with Lebron James, Michael Jordan and Kobe Bryant (04, 06, 07, 08). The other two include Carmelo Anthony as the third player (this 2004 and other being 2006).
●	Logoman are the rarest, valuable and most elusive basketball cards in the world. The pinnacle of Logoman are with the Michael Jordan and Lebron James on the same card.
●	Michael Jordan’s logoman section features a stunning red outline from his Chicago Bulls jersey.
●	In September of 2020 the rookie autographed Logoman of Giannis Antetokuompo sold for just over $1.8 Million

Notable Defects:

There are none.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 53 of 99

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JordanLeBronMeloTripleLogoMan going forward.

SERIES #JordanLeBronMeloTripleLogoMan
Sport	Basketball
Professional League	NBA
Player	LeBron James, Michael Jordan, Carmelo Anthony
Team	Cleveland Cavaliers, Chicago Bulls, Denver Nuggets
Year	2004-05
Memorabilia Type	Trading Cards
Manufacturer	Upper Deck
Number	1/1
Population Report	1
Subject	LeBron James, Michael Jordan, Carmelo Anthony
Authentication	BGS (0012757100)
Grade	BGS Mint 9. Centering 9, Edges 9, Corners 8.5, Surface 9.5.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 54 of 99

Schedule XIX to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated

Limited Liability Company Agreement

Exhibit 72

Series Designation of #1969TOPPSBASKETBALLSET,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#1969TOPPSBASKETBALLSET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #1969TOPPSBASKETBALLSET with effect from the effective date hereof and shall continue to act as the Managing Member of #1969TOPPSBASKETBALLSET until dissolution of #1969TOPPSBASKETBALLSET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #1969TOPPSBASKETBALLSET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #1969TOPPSBASKETBALLSET through that certain Consignment Agreement dated as of January 9, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #1969TOPPSBASKETBALLSET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #1969TOPPSBASKETBALLSET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $175,000.
Number of #1969TOPPSBASKETBALLSET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #1969TOPPSBASKETBALLSET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #1969TOPPSBASKETBALLSET sold at the Initial Offering of the #1969TOPPSBASKETBALLSET Interests (excluding the #1969TOPPSBASKETBALLSET Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 55 of 99

Other rights	Holders of #1969TOPPSBASKETBALLSET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #1969TOPPSBASKETBALLSET Interests.
Officers	There shall initially be no specific officers associated with #1969TOPPSBASKETBALLSET, although, the Managing Member may appoint Officers of #1969TOPPSBASKETBALLSET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	The 1969 Topps set consists of 99 cards, each 2-1/2” by 4-11/16”, and marked the company’s full-fledged return to the hobby for the first time since 1957.
●	This set is anchored by Wilt Chamberlain (#1), Oscar Robertson (#50) and Jerry West (#90), as well as by a cavalcade of rookie stars, who roster includes Nate Thurmond (#10), Connie Hawkins (#15), John Havlicek (#20), Lew Alcindor (#25), Elgin Baylor (#35), Bill Bradley (#43), Jerry Lucas (#45), Wes Unseld (#56), Elvin Hayes (#75), Earl Monroe (#80), Dave DeBusschere (#85) and Walt Frazier (#98).
●	This offering contains the entire 1969 Topps Basketball set, all graded PSA 8’s and 9’s.
●	According to PSA Set Registry, this set is ranked #5, set rating 8.995, and GPA with top pop bonuses of 8.995.

Notable Features:

●	Each colorful entry features a posed in-action shot set within a color oval. The remainder of the white-bordered card houses the athlete’s name and position stacked at the top edge and team name at the bottom edge.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #1969ToppsBasketballSet going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 56 of 99

SERIES #1969ToppsBasketballSet
Sport	Basketball
Professional League	NBA
Player	1969 Topps Set
Team	NBA
Year	1969
Memorabilia Type	Trading Cards
Manufacturer	Topps
Current Rank	5
GPA	8.99
Subject	NBA
Authentication	PSA
Grade	PSA 8 & 9

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 57 of 99

Schedule XX to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated

Limited Liability Company Agreement

Exhibit 73

Series Designation of #GLEYBERTORRESORANGE,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#GLEYBERTORRESORANGE, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #GLEYBERTORRESORANGE with effect from the effective date hereof and shall continue to act as the Managing Member of #GLEYBERTORRESORANGE until dissolution of #GLEYBERTORRESORANGE pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #GLEYBERTORRESORANGE shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #GLEYBERTORRESORANGE through that certain Consignment Agreement dated as of January 8, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #GLEYBERTORRESORANGE from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #GLEYBERTORRESORANGE Interests the Company can issue may not exceed the purchase price, in the aggregate, of $30,000.
Number of #GLEYBERTORRESORANGE Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #GLEYBERTORRESORANGE Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #GLEYBERTORRESORANGE sold at the Initial Offering of the #GLEYBERTORRESORANGE Interests (excluding the #GLEYBERTORRESORANGE Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 58 of 99

Other rights	Holders of #GLEYBERTORRESORANGE Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #GLEYBERTORRESORANGE Interests.
Officers	There shall initially be no specific officers associated with #GLEYBERTORRESORANGE, although, the Managing Member may appoint Officers of #GLEYBERTORRESORANGE from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.
●	Next to the Superfractor (#/1) and Red (#/5) Refractors, the Orange (#/25) is the most sought after variation of Gleyber Torres’ rookie card.
●	Graded a 9.5 with a 10 autograph by Beckett, this Orange Refractor (#/25) is a POP 14 with only 1 card receiving a BGS 10 out of 18 total submissions.
●	CardLadder tracks sales of this card rising from $5,200 in 12/18 to $7,500 in 8/19, a 44% growth over that time. From 8/19 to 1/21 Gleyber Torres Base Bowman in a 9.5 grade have risen from $300 to $649, a 116% increase.

Notable Features:

●	The card features Gleyber Torres in a Chicago Cubs jersey, the team which originally drafted him. He was since traded to the New York Yankees.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #GleyberTorresOrange9.5 going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 59 of 99

SERIES #GleyberTorresOrange9.5
Sport	Baseball
Professional League	MLB
Player	Gleyber Torres
Team	Chicago Cubs (now New York Yankees)
Year	2015
Memorabilia Type	Trading Cards
Manufacturer	Bowman
Type	Orange Refractor
Description	Prospect Autographs
Subject	Gleyber Torres
Authentication	BGS (0010614009)
Grade	BGS Gem Mint 9.5. Centering 9.5, Edges10, Corners 9.5, Surface 10, Autograph 10

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 60 of 99

Schedule XXI to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated

Limited Liability Company Agreement

Exhibit 74

Series Designation of #COBBVINTAGET206PHOTO,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#COBBVINTAGET206PHOTO, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #COBBVINTAGET206PHOTO with effect from the effective date hereof and shall continue to act as the Managing Member of #COBBVINTAGET206PHOTO until dissolution of #COBBVINTAGET206PHOTO pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #COBBVINTAGET206PHOTO shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #COBBVINTAGET206PHOTO through that certain Consignment Agreement dated as of January 14, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #COBBVINTAGET206PHOTO from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #COBBVINTAGET206PHOTO Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #COBBVINTAGET206PHOTO Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #COBBVINTAGET206PHOTO Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #COBBVINTAGET206PHOTO sold at the Initial Offering of the #COBBVINTAGET206PHOTO Interests (excluding the #COBBVINTAGET206PHOTO Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 61 of 99

Other rights	Holders of #COBBVINTAGET206PHOTO Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #COBBVINTAGET206PHOTO Interests.
Officers	There shall initially be no specific officers associated with #COBBVINTAGET206PHOTO, although, the Managing Member may appoint Officers of #COBBVINTAGET206PHOTO from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	The underlying asset is the second earliest known vintage photograph of Ty Cobb used to produce the T206 baseball card. This Carl Horner image used for Ty Cobb’s T206 card and several others
●	Authenticated by PSA/DNA, the leading authenticator and grading agency, as Authentic. Serial numbered 84160648
●	The photograph was taken by Apeda Studios circa 1910s.
●	Sepia toned 4.75"x6.75" photo displaying mild wear with a small tear to upper edge and some general toning/discoloration.
●	The photograph sold for $44,000 in 2018 and $37,500 previously at Hunt Auctions.

Notable Features:

●	Sepia toned 4.75"x6.75" photo displaying mild wear with a small tear to upper edge and some general toning/discoloration. A strip of cardboard is affixed to the upper back.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #CobbVintageT206Photo going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 62 of 99

SERIES #CobbVintageT206Photo
Sport	Baseball
Professional League	MLB
Player	Ty Cobb
Team	Detroit Tigers
Year	Circa 1910s
Memorabilia Type	Photograph
Manufacturer	Apeda Studios
Type	Vintage Photograph
Description	T206 Image Type III
Subject	Ty Cobb
Authentication	PSA
Grade	Authentic

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 63 of 99

Schedule XXII to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated

Limited Liability Company Agreement

Exhibit 75

Series Designation of #MAYS1951PHOTO,

a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAYS1951PHOTO, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	January 26, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAYS1951PHOTO with effect from the effective date hereof and shall continue to act as the Managing Member of #MAYS1951PHOTO until dissolution of #MAYS1951PHOTO pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MAYS1951PHOTO shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAYS1951PHOTO through that certain Consignment Agreement dated as of January 14, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAYS1951PHOTO from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAYS1951PHOTO Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #MAYS1951PHOTO Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAYS1951PHOTO Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAYS1951PHOTO sold at the Initial Offering of the #MAYS1951PHOTO Interests (excluding the #MAYS1951PHOTO Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 64 of 99

Other rights	Holders of #MAYS1951PHOTO Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAYS1951PHOTO Interests.
Officers	There shall initially be no specific officers associated with #MAYS1951PHOTO, although, the Managing Member may appoint Officers of #MAYS1951PHOTO from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	The underlying asset is an original photograph of Willie Mays circa 1951. The photo was used to create Mays’ world famous 1951 Bowman Rookie Card.
●	Authenticated by PSA/DNA, the leading authenticator and grading agency, as Authentic. Type I. Serial numbered 84143844.
●	The photographer is Wlliam Jacobellis, 1951 Bowman image.
●	A Willie Mays 1951 Bowman PSA 9 Rookie Card has a SMR price of $650,000. A PSA 9 has a SMR price of $85,000.
●	PSA describes Mays’ 1951 Bowman rookie card in the following manner: His only official rookie card [1951 Bowman] is the one that garners the most attention. Mays’ first Topps issue (1952) is also desirable, but it never surpassed the importance of his true rookie. When you consider the beauty of the artwork...it’s not surprising that the 1951 Bowman set remains one of the most coveted issues of all time.”

Notable Features:

●	Jacobellis, the photographer, famously used the back of the contact prints as an accounting system, to keep track of what card companies the photos had been submitted to.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mays1951Photo going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 65 of 99

SERIES #Mays1951Photo
Sport	Baseball
Professional League	MLB
Player	Willie Mays
Team	New York Giants
Year	1951
Memorabilia Type	Original Photograph
Manufacturer	Bowman Image
Photographer	William Jacobellis
Description	Original Photograph - circa 1951
Subject	Willie Mays
Authentication	PSA/DNA (84143844)
Grade	Authentic - Type 1

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 66 of 99

Schedule XXIII to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 76

Series Designation of #RODGERSPLAYOFFCONTENDERSGREEN,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#RODGERSPLAYOFFCONTENDERSGREEN, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	January 26, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #RODGERSPLAYOFFCONTENDERSGREEN with effect from the effective date hereof and shall continue to act as the Managing Member of #RODGERSPLAYOFFCONTENDERSGREEN until dissolution of #RODGERSPLAYOFFCONTENDERSGREEN pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #RODGERSPLAYOFFCONTENDERSGREEN shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #RODGERSPLAYOFFCONTENDERSGREEN through that certain Consignment Agreement dated as of January 12, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #RODGERSPLAYOFFCONTENDERSGREEN from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #RODGERSPLAYOFFCONTENDERSGREEN Interests the Company can issue may not exceed the purchase price, in the aggregate, of $30,000.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 67 of 99

Number of #RODGERSPLAYOFFCONTENDERSGREEN Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #RODGERSPLAYOFFCONTENDERSGREEN Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #RODGERSPLAYOFFCONTENDERSGREEN sold at the Initial Offering of the #RODGERSPLAYOFFCONTENDERSGREEN Interests (excluding the #RODGERSPLAYOFFCONTENDERSGREEN Interests acquired by any Person other than Investor Members).

Other rights	Holders of #RODGERSPLAYOFFCONTENDERSGREEN Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #RODGERSPLAYOFFCONTENDERSGREEN Interests.

Officers	There shall initially be no specific officers associated with #RODGERSPLAYOFFCONTENDERSGREEN, although, the Managing Member may appoint Officers of #RODGERSPLAYOFFCONTENDERSGREEN from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	Considered the holy grail of Aaron Rodgers cards.

●	Considered by many modern football collectors to be “vastly under valued rookie card when you compare it to the likes of Brady and Brees Playoff Contenders.”

●	The autograph is boldly struck in black ink and shows extremely well for the issue.

●	Playoff Contenders Rookie Ticket Autographs considered by many to be the pre-eminent modern football collectibles in the category.

Notable Features:

●	The card features Aaron Rodgers in his Green Bay Packers uniform during his rookie season. Signature penned below the image in black ink.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #RodgersPlayoffContendersGreen going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 68 of 99

SERIES #RodgersPlayoffContendersGreen
Sport	Football
Professional League	NFL
Player	Aaron Rodgers
Team	Green Bay Packers
Year	2005
Memorabilia Type	Trading Cards
Manufacturer	Dunross Playoff
Type	Preview Ticket
Description	Autograph Green
Subject	Aaron Rodgers
Authentication	PSA (43856335)
Grade	NM-MT 8

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 69 of 99

Schedule XXIV to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 77

Series Designation of #TRAEYOUNGFLAWLESSBGS9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TRAEYOUNGFLAWLESSBGS9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	January 26, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TRAEYOUNGFLAWLESSBGS9 with effect from the effective date hereof and shall continue to act as the Managing Member of #TRAEYOUNGFLAWLESSBGS9 until dissolution of #TRAEYOUNGFLAWLESSBGS9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #TRAEYOUNGFLAWLESSBGS9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TRAEYOUNGFLAWLESSBGS9 through that certain Consignment Agreement dated as of January 12, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TRAEYOUNGFLAWLESSBGS9 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #TRAEYOUNGFLAWLESSBGS9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $25,000.

Number of #TRAEYOUNGFLAWLESSBGS9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TRAEYOUNGFLAWLESSBGS9 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TRAEYOUNGFLAWLESSBGS9 sold at the Initial Offering of the #TRAEYOUNGFLAWLESSBGS9 Interests (excluding the #TRAEYOUNGFLAWLESSBGS9 Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 70 of 99

Other rights	Holders of #TRAEYOUNGFLAWLESSBGS9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TRAEYOUNGFLAWLESSBGS9 Interests.

Officers	There shall initially be no specific officers associated with #TRAEYOUNGFLAWLESSBGS9, although, the Managing Member may appoint Officers of #TRAEYOUNGFLAWLESSBGS9 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	Considered one of the top collectible rookie cards for NBA phenom, Trae Young.

●	Numbered to 18, the asset has all the ingredients of a sound investment: low population, high scarcity, attractive and collectible underlying asset, rookie addition, autograph on the card.

●	Panini Flawless is considered by many to be the preeminent modern basketball product.

●	Graded a 9 by Beckett, one of the top grading agencies in the industry.

Notable Features:

●	The card features Trae Young driving to the basket for a contested layup in his Atlanta Hawks red jersey. The autograph is stuck beautifully in blue ink at the bottom of the card.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TraeYoungFlawlessBGS9 going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 71 of 99

SERIES #TraeYoungFlawlessBGS9
Sport	Basketball
Professional League	NBA
Player	Trae Young
Team	Atlanta Hawks
Year	2018
Memorabilia Type	Trading Cards
Manufacturer	Panini
Type	Flawless Star
Numbered	18
Subject	Trae Young
Authentication	BGS
Grade	9

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 72 of 99

Schedule XXV to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 78

Series Designation of #MAYS1959PSA9BASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAYS1959PSA9BASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	January 26, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAYS1959PSA9BASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #MAYS1959PSA9BASKET until dissolution of #MAYS1959PSA9BASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MAYS1959PSA9BASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAYS1959PSA9BASKET through that certain Consignment Agreements dated as of January 15, 2021 and January 16, 2021, as they may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAYS1959PSA9BASKET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAYS1959PSA9BASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $40,000.

Number of #MAYS1959PSA9BASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAYS1959PSA9BASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAYS1959PSA9BASKET sold at the Initial Offering of the #MAYS1959PSA9BASKET Interests (excluding the #MAYS1959PSA9BASKET Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 73 of 99

Other rights	Holders of #MAYS1959PSA9BASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAYS1959PSA9BASKET Interests.

Officers	There shall initially be no specific officers associated with #MAYS1959PSA9BASKET, although, the Managing Member may appoint Officers of #MAYS1959PSA9BASKET from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	Considered one of the key Willie Mays cards, and notoriously difficult to source in high grades.

●	There are 46 Willie Mays 1959 PSA 9 cards known in circulation. There are only 4 cards that are graded higher among more than 4,300 copies recorded in PSA’s census reporting.

●	The 1959 Topps set is light on key rookie cards (save for Bob Gibson) but strong on superstars, and any world-class set builder knows the Willie Mays card is a tough find at the MINT level.

●	The 1959 Topps Baseball set consists of 572 cards measuring 2-1/2" by 3-1/2". Each uniquely designed card front combines rich colors and baseball-shaped, close-up photos, with a solid-color background above and below and a white border. A facsimile autograph is found across the photo.

●	The 1959 set is anchored by the heroes of the day, including Mickey Mantle, Willie Mays, Duke Snider, Hank Aaron and Ernie Banks.

Notable Features:

The card features clear registration, brilliant white borders, good centering, and four sharp corners.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mays1959PSA9Basket going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 74 of 99

SERIES #Mays1959PSA9Basket
Sport	Baseball
Professional League	MLB
Player	Willie Mays
Team	Sam Francisco Giants
Year	1959
Memorabilia Type	Trading Cards
Manufacturer	Topps
Card #	50
Cards in Basket	2
Subject	Willie Mays
Authentication	PSA
Grade	PSA 9

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 75 of 99

Schedule XXVI to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 79

Series Designation of #YASTRZEMSKIRC9BASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#YASTRZEMSKIRC9BASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	January 26, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #YASTRZEMSKIRC9BASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #YASTRZEMSKIRC9BASKET until dissolution of #YASTRZEMSKIRC9BASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #YASTRZEMSKIRC9BASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #YASTRZEMSKIRC9BASKET through that certain Consignment Agreement dated as of January 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #YASTRZEMSKIRC9BASKET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #YASTRZEMSKIRC9BASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.

Number of #YASTRZEMSKIRC9BASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #YASTRZEMSKIRC9BASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #YASTRZEMSKIRC9BASKET sold at the Initial Offering of the #YASTRZEMSKIRC9BASKET Interests (excluding the #YASTRZEMSKIRC9BASKET Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 76 of 99

Other rights	Holders of #YASTRZEMSKIRC9BASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #YASTRZEMSKIRC9BASKET Interests.

Officers	There shall initially be no specific officers associated with #YASTRZEMSKIRC9BASKET, although, the Managing Member may appoint Officers of #YASTRZEMSKIRC9BASKET from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	The Yastrzemski rookie is, without question, one of the most important rookie cards of the decade, and the key rookie card for the Red Sox great.

●	There are 42 PSA 9’s in existence, with only 1 card graded higher.

●	The colorful 1960 Topps set has been a collector favorite for decades and there are two key rookie cards in the set, those of Hall of Famers Willie McCovey and Yastrzemski.

●	The Yastrzemski rookie is not without its challenges for those seeking high-end examples. Issues, such as centering, make this card extremely condition sensitive and difficult to source in high grades.

●	There is a Venezuelan Topps version of the same card, one that is significantly harder to find, but the U.S. Topps card garners the most attention.

Notable Features:

The bright-colored background is sometimes tattered with dark, scattered print marks. Their presence can really impact eye appeal.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES # YastrzemskiRC9Basket going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 77 of 99

SERIES #YastrzemskiRC9Basket
Sport	Baseball
Professional League	MLB
Player	Carl Yastrzemski
Team	Boston Red Sox
Year	1960
Memorabilia Type	Trading Cards
Manufacturer	Topps
Type	Rookie Card (2x)
Numbered	148
Subject	Carl Yastrzemski
Authentication	PSA
Grade	9

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 78 of 99

Schedule XXVII to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 80

Series Designation of #KOUFAX55PSA9 ,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KOUFAX55PSA9 , a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	January 26, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KOUFAX55PSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #KOUFAX55PSA9 until dissolution of #KOUFAX55PSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #KOUFAX55PSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KOUFAX55PSA9 through that certain Consignment Agreement dated as of January 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KOUFAX55PSA9 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #KOUFAX55PSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $350,000.

Number of #KOUFAX55PSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KOUFAX55PSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KOUFAX55PSA9 sold at the Initial Offering of the #KOUFAX55PSA9 Interests (excluding the #KOUFAX55PSA9 Interests acquired by any Person other than Investor Members).

Other rights	Holders of #KOUFAX55PSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KOUFAX55PSA9 Interests.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 79 of 99

Officers	There shall initially be no specific officers associated with #KOUFAX55PSA9 , although, the Managing Member may appoint Officers of #KOUFAX55PSA9 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

●	In the case of Koufax, there is no doubting the fact that his 1955 Topps #123 rookie card stands above the rest as the clear card to own of the baseball icon.
●	This asset remains one of the major keys to the 1955 Topps set, a set that has always been regarded as one of Topps’ best productions.
●	The Koufax rookie suffers from a few different condition obstacles, including subpar centering and print defects that are easily visible in the light-colored background along the face of the card.
●	Graded a Mint 9 by PSA, the leading grading agency in sports collectibles.
●	There are 23 Mint 9’s known in circulation. There are only 3 cards graded higher.

Notable Features:

●	The card features a “youthful but deceptively innocent-looking pitcher, Sandy Koufax.”

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Koufax55PSA9 going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 80 of 99

SERIES #Koufax55PSA9
Sport	Baseball
Professional League	MLB
Player	Sandy Koufax
Team	Brooklyn Dodgers
Year	1955
Memorabilia Type	Trading Card
Manufacturer	Topps
Number	#123
Population Report	23
Subject	Sandy Koufax
Authentication	PSA
Grade	Mint 9

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 81 of 99

Schedule XXVIII to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 81

Series Designation of #MAYS1952PSA8,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAYS1952PSA8, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	January 26, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAYS1952PSA8 with effect from the effective date hereof and shall continue to act as the Managing Member of #MAYS1952PSA8 until dissolution of #MAYS1952PSA8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MAYS1952PSA8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAYS1952PSA8 through that certain Consignment Agreement dated as of January 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAYS1952PSA8 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAYS1952PSA8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.

Number of #MAYS1952PSA8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAYS1952PSA8 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAYS1952PSA8 sold at the Initial Offering of the #MAYS1952PSA8 Interests (excluding the #MAYS1952PSA8 Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 82 of 99

Other rights	Holders of #MAYS1952PSA8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAYS1952PSA8 Interests.

Officers	There shall initially be no specific officers associated with #MAYS1952PSA8, although, the Managing Member may appoint Officers of #MAYS1952PSA8 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	Considered one of the key Willie Mays cards, and notoriously difficult to source in high grades.
●	There are 59 Willie Mays 1952 PSA 8 cards known in circulation. There are only 10 cards that are graded higher according to PSA’s census reporting.
●	This is the first Topps card to feature Willie Mays, coming only one year after his Bowman rookie offering.
●	This card, while not Willie's toughest, is prone to tilt or diamond cuts resulting in centering problems.
●	The 1952 Topps baseball set is considered one of the most legendary sets ever produced, contained the world renowned, record setting 1952 Topps Mickey Mantle #311.

Notable Features:

The card features a young Mays gazing into the distance while wearing his New York Giants uniform and hat.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mays1952PSA8 going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 83 of 99

SERIES #Mays1952PSA8
Sport	Baseball
Professional League	MLB
Player	Willie Mays
Team	New York Giants
Year	1952
Memorabilia Type	Trading Cards
Manufacturer	Topps
Card #	261
Population	59
Subject	Willie Mays
Authentication	PSA
Grade	NM-MT 8

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 84 of 99

Schedule XXIX to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 82

Series Designation of #MANTLE1960PSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MANTLE1960PSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	January 26, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MANTLE1960PSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #MANTLE1960PSA9 until dissolution of #MANTLE1960PSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MANTLE1960PSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MANTLE1960PSA9 through that certain Consignment Agreement dated as of January 26, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MANTLE1960PSA9 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MANTLE1960PSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.

Number of #MANTLE1960PSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MANTLE1960PSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MANTLE1960PSA9 sold at the Initial Offering of the #MANTLE1960PSA9 Interests (excluding the #MANTLE1960PSA9 Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 85 of 99

Other rights	Holders of #MANTLE1960PSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MANTLE1960PSA9 Interests.

Officers	There shall initially be no specific officers associated with #MANTLE1960PSA9, although, the Managing Member may appoint Officers of #MANTLE1960PSA9 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	Considered one of the key Mickey Mantle cards.
●	There are 29 Mickey Mantle 1960 PSA 9 cards known in circulation. There are only no cards that are graded higher according to PSA’s census reporting.
●	The 1960 Topps baseball cards are recognizable from the dual-panel design.
●	The card features a black and white pose of Mantle at bat along the left side and a nice color photo of him on the right.
●	Mantle finished second in MVP voting in 1960 behind Roger Maris.

Notable Features:

●	The card features a black and white pose of Mantle at bat along the left side and a nice color photo of him on the right.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1960PSA9 going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 86 of 99

SERIES #Mantle1960PSA9
Sport	Baseball
Professional League	MLB
Player	Mickey Mantle
Team	New York Yankees
Year	1960
Memorabilia Type	Trading Cards
Manufacturer	Topps
Card #	350
Population	29
Subject	Mickey Mantle
Authentication	PSA
Grade	9

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 87 of 99

Schedule XXX to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 83

Series Designation of #MONTANARCPSA10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MONTANARCPSA10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	January 26, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MONTANARCPSA10 with effect from the effective date hereof and shall continue to act as the Managing Member of #MONTANARCPSA10 until dissolution of #MONTANARCPSA10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MONTANARCPSA10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MONTANARCPSA10 through that certain Consignment Agreement dated as of January 20, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MONTANARCPSA10 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MONTANARCPSA10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.

Number of #MONTANARCPSA10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MONTANARCPSA10 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MONTANARCPSA10 sold at the Initial Offering of the #MONTANARCPSA10 Interests (excluding the #MONTANARCPSA10 Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 88 of 99

Other rights	Holders of #MONTANARCPSA10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MONTANARCPSA10 Interests.

Officers	There shall initially be no specific officers associated with #MONTANARCPSA10, although, the Managing Member may appoint Officers of #MONTANARCPSA10 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	This is the only recognized rookie card of quarterback legend Joe Montana.
●	This card, which is not too difficult to find in high-grade, does suffer from condition obstacles such as poor centering and print defects.
●	Graded a Gem Mint 10 by PSA, the leading grading agency in the industry.
●	There are 109 PSA 10 examples known in circulation.
●	According to PWCC, “in the world of investment caliber Football rookie cards, PSA 10 Joe Montana's rank among the hobby's most undervalued commodities.”

Notable Features:

●	The borders are clean, the color really pops and the overall registration is stunning.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MontanaRCPSA10 going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 89 of 99

SERIES #MontanaRCPSA10
Sport	Football
Professional League	NFL
Player	Joe Montana
Team	San Francisco 49ers
Year	1981
Memorabilia Type	Trading Cards
Manufacturer	Topps
Number	#216
Population Report	109
Subject	Joe Montana
Authentication	PSA (16190253)
Grade	Gem Mint 10

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 90 of 99

Schedule XXXI to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited

Liability Company Agreement

Exhibit 84

Series Designation of #TIGERSPAUTHENTICBGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TIGERSPAUTHENTICBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	January 26, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TIGERSPAUTHENTICBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #TIGERSPAUTHENTICBGS9.5 until dissolution of #TIGERSPAUTHENTICBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #TIGERSPAUTHENTICBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TIGERSPAUTHENTICBGS9.5 through that certain Consignment Agreement dated as of January 20, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TIGERSPAUTHENTICBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #TIGERSPAUTHENTICBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.

Number of #TIGERSPAUTHENTICBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TIGERSPAUTHENTICBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TIGERSPAUTHENTICBGS9.5 sold at the Initial Offering of the #TIGERSPAUTHENTICBGS9.5 Interests (excluding the #TIGERSPAUTHENTICBGS9.5 Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 91 of 99

Other rights	Holders of #TIGERSPAUTHENTICBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TIGERSPAUTHENTICBGS9.5 Interests.

Officers	There shall initially be no specific officers associated with #TIGERSPAUTHENTICBGS9.5, although, the Managing Member may appoint Officers of #TIGERSPAUTHENTICBGS9.5 from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	1 of 284 Tiger Woods SP Authentic BGS 9.5 examples known in circulation, according to Beckett.
●	Only 8 BGS examples graded higher.
●	Some collectors consider this card Tiger’s official rookie card; however, other collectors believe his 1996 Sports Illustrated 4 Kids issue should be considered Tiger’s first rookie card.
●	The card is graded BGS 9.5, with subgrades Centering 10, Corners 9.5, Edges 9.5, Surface 9.5, Autograph 10.

Notable Features:

●	The card features Tiger Woods’ on-card signature struck boldly in blue ink.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TigerSPAuthenticBGS9.5 going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 92 of 99

SERIES #TigerSPAuthenticBGS9.5
Sport	Golf
Professional League	PGA
Player	Tiger Woods
Team	N/A
Year	2001
Memorabilia Type	Trading Cards
Manufacturer	Topps
Card #	45
Numbered	191/900
Subject	Tiger Woods
Authentication	BGS
Grade	Gem Mint 9.5 (Centering 10, Corners 9.5, Edges 9.5, Surface 9.5)

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 93 of 99

Schedule XXII to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited
Liability Company Agreement

Exhibit 85

Series Designation of #MANTLE1956PSA8BASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MANTLE1956PSA8BASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	January 26, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MANTLE1956PSA8BASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #MANTLE1956PSA8BASKET until dissolution of #MANTLE1956PSA8BASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MANTLE1956PSA8BASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MANTLE1956PSA8BASKET through that certain Consignment Agreement dated as of January 22, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MANTLE1956PSA8BASKET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MANTLE1956PSA8BASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.

Number of #MANTLE1956PSA8BASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MANTLE1956PSA8BASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MANTLE1956PSA8BASKET sold at the Initial Offering of the #MANTLE1956PSA8BASKET Interests (excluding the #MANTLE1956PSA8BASKET Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 94 of 99

Other rights	Holders of #MANTLE1956PSA8BASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MANTLE1956PSA8BASKET Interests.

Officers	There shall initially be no specific officers associated with #MANTLE1956PSA8BASKET, although, the Managing Member may appoint Officers of #MANTLE1956PSA8BASKET from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	Considered one of the most attractive and popular Mickey Mantle cards.
●	Mantle had one of his best seasons of his career in 1956. Mantle captured the elusive Triple Crown by leading the league with a .353 batting average, 52 home runs and 130 RBI. Mantle also led the league with 132 runs scored and a .705 slugging average.
●	This card is considered one of the top assets in the 1956 Topps set.
●	This card measures approximately 2 -5/8" by 3 ¾".
●	The 1956 Mantle cards, while not the most rare out of his cards, are challenging to find centered, and some 1956 Topps cards are found with severe rough-cuts.
●	There are 356 Mickey Mantle 1956 PSA 8 cards known in circulation. There are 43 examples graded higher according to PSA’s census reporting.
●	This offering contains 2 Mickey Mantle 1956 PSA 8 cards.

Notable Features:

●	The card features Mantle captured grinning ear-to-ear. Considered one of Mantle’s most visually appealing issues.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1956PSA8Basket going forward.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 95 of 99

SERIES #Mantle1956PSA8Basket
Sport	Baseball
Professional League	MLB
Player	Mickey Mantle
Team	New York Yankees
Year	1956
Memorabilia Type	Trading Cards
Manufacturer	Topps
Card #	135
Population	356
Subject	Mickey Mantle
Authentication	PSA
Grade	8 (2X)

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 96 of 99

Schedule XXIII to Eighth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited
Liability Company Agreement

Exhibit 86

Series Designation of #MAGICBIRDDRJPSA8BASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAGICBIRDDRJPSA8BASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company

Date of establishment	January 26, 2021

Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAGICBIRDDRJPSA8BASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #MAGICBIRDDRJPSA8BASKET until dissolution of #MAGICBIRDDRJPSA8BASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.

Initial Member	CS Asset Manager, LLC, a Delaware limited liability company

Series Asset	The Series Assets of #MAGICBIRDDRJPSA8BASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAGICBIRDDRJPSA8BASKET through that certain Consignment Agreement dated as of January 25, 2021, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAGICBIRDDRJPSA8BASKET from time to time, as determined by the Managing Member in its sole discretion.

Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.

Management Fee	As stated in Section 7.1 of the Agreement.

Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAGICBIRDDRJPSA8BASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $40,000.

Number of #MAGICBIRDDRJPSA8BASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAGICBIRDDRJPSA8BASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.

Broker	Dalmore Group, LLC, a New York limited liability company.

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAGICBIRDDRJPSA8BASKET sold at the Initial Offering of the #MAGICBIRDDRJPSA8BASKET Interests (excluding the #MAGICBIRDDRJPSA8BASKET Interests acquired by any Person other than Investor Members).

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 97 of 99

Other rights	Holders of #MAGICBIRDDRJPSA8BASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAGICBIRDDRJPSA8BASKET Interests.

Officers	There shall initially be no specific officers associated with #MAGICBIRDDRJPSA8BASKET, although, the Managing Member may appoint Officers of #MAGICBIRDDRJPSA8BASKET from time to time, in its sole discretion.

Aggregate Ownership Limit	As stated in Section 1.1.

Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

●	The 1980 Larry Bird, Magic Johnson, Julius Erving Topps features three Hall of Famers with perforated edges for pulling apart three separated cards. Considered one of the most iconic basketball cards ever printed, if kept intact. One of 23 PSA Gem Mint 10’s in the world.
●	The tri-panel 1980 Topps production features two of the game’s immortal rookies (Bird & Magic) on a single bookended design is particularly valuable, and Julius Erving on the center panel only adds to its quality.
●	This is a key rookie card of two of the most popular players of the 1980s, Larry Bird, a forward, and Magic Johnson, a point guard. Including Julius Erving, all three players were inducted into the Basketball Hall of Fame.
●	Beyond the athletes featured in the card, the three-player card, one that also includes Julius Erving, is notorious for having black print defects scattered across the front and is fairly difficult to find perfectly centered.
●	Many consider Larry Bird and Magic Johnson to be the most iconic and influential basketball players of the 1980’s decade, similar to Michael Jordan in the 1990’s. The two players broke into the NBA in the 1980s and helped kick off what would be an unforgettable decade with their teams winning numerous titles.
●	The offering contains a basket of two (2) PSA 8’s.

Notable Features:

●	This tri-panel 1980 Topps production features three NBA Hall of Famers. Larry Bird is featured guarding the backdoor. Julius Erving throws a no-look pass. Magic Johnson floats a leaning one-hander. The Bird and Magic bookend the front of the card (Bird image outlined in blue, Johnson outlined in pink), with Erving featured in the center (outlined in green, with “Scoring Leader” featured in a basketball above his image).

●	The back of the card features statistics and biographical information on Magic Johnson and Larry Bird. Rather than data on Erving, the card features “76ers Scoring Leaders”.

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 98 of 99

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES # MagicBirdDrJPSA8Basket going forward.

SERIES #MagicBirdDrJPSA8Basket
Sport	Basketball
Professional League	NBA
Player	Magic Johnson, Larry Bird, Julius Erving
Team	Los Angeles Lakers | Boston Celtics | Philadelphia 76ers
Year	1980
Memorabilia Type	Trading Cards
Manufacturer	Topps
Type	Scoring Leaders
Cards in Basket	2
Subject	Magic Johnson, Larry Bird, Julius Erving
Authentication	PSA
Grade	8

Schedules to Eighth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 99 of 99